                                 VirtGame Corp.
                             6969 Corte Santa Fe, #A
                           San Diego, California 92121
                             Telephone: 858-373-5001
                             Facsimile: 858-373-5007


                                                                  March 31, 2003



Lighthouse Financial Group, LLC
420 Lexington Avenue, Suite 360
New York, New York 10170

Keane Securities Co., Inc.
50 Broadway
New York, New York 10004

Gentlemen:

         The undersigned, VirtGame Corp., a Delaware corporation (together with any of its subsidiaries, affiliates, successors or assigns, the "Company"), proposes to offer for sale to certain "accredited investors," through Lighthouse Financial Group, LLC ("Lighthouse" or the "Managing Agent") and Keane Securities Co., Inc. ("Keane"), as co-placement agents (collectively, the "Placement Agents") in an "all-or-none" private placement, a minimum of $2,000,000 (the "Minimum Amount") and a maximum of $3,000,000 (the "Maximum Amount") of units (the "Units"), each consisting of twenty-five (25) shares of the Company's $1,000 face amount zero dividend Series A convertible redeemable preferred shares (the "Preferred Shares") and 35,000 five-year redeemable warrants as more fully described on Schedule 1 hereto. The Securities (as hereinafter defined) to be offered pursuant to the Offering Documents (as hereinafter defined) are referred to as the "Financing" or the "Offering."

         The closing (the "Closing") of the Financing shall not occur until the Company has, in any combination, received and accepted subscriptions for the purchase of Securities in amounts equal to the Minimum Amount.

         The Securities will be offered pursuant to those terms and conditions acceptable to you and your counsel as reflected in the final form of Confidential Private Placement Memorandum of the Company (together with the exhibits and any supplements thereto, the "Memorandum"). The Securities will be offered pursuant to the Memorandum in accordance with Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act").

         Each prospective investor subscribing to purchase Securities (the "Subscriber") will be required to deliver, among other things, a subscription agreement ("Subscription Agreement") and an accredited investor certification ("Certification") in the forms to be provided, representing and warranting, among other things, that such Subscriber is an "accredited investor" as such term is defined in Regulation D.

         The Memorandum and the form of proposed Subscription Agreement between the Company and each Subscriber and the exhibits which are part of the Memorandum (including, without limitation, the Registration Rights Agreement between the Company and each of the Subscribers with respect to certain registration rights under the Securities Act (the "Registration Rights Agreement")) and/or the Subscription Agreement are referred to herein collectively as the "Offering Documents."

         The Securities will be offered for minimum subscription amounts of $25,000; on a "best efforts, all-or-none" basis, exclusively by the Placement Agents; provided, however, that the Company and the Placement Agents may, in their discretion, accept subscriptions for a lesser amount from a Subscriber.

         The Company will prepare and deliver to the Placement Agents a reasonable number of copies of the Offering Documents in form and substance satisfactory to the Placement Agents and their respective counsel, which Offering Documents shall include reviewed financial statements for such periods as may be required.

         Capitalized terms used herein, unless otherwise defined or unless the context otherwise indicates, shall have the same meanings provided in the Memorandum.

         1. APPOINTMENT OF CO-PLACEMENT AGENTS. You are hereby appointed exclusive Co-Placement Agents of the Company during the offering period herein specified (the "Offering Period") for the purposes of assisting the Company on a "best efforts" basis in finding qualified Subscribers for the purchase of Securities. The Offering Period shall commence on the date of delivery and acceptance by the Placement Agents of the Memorandum ("Commencement Date") and shall continue until the earlier to occur of (i) the sale of the Minimum amount; or (ii) May 15, 2003 (as the same may be extended by mutual consent of the Placement Agents and the Company) to a date no later than June 30, 2003. If the Minimum Amount is not sold prior to the end of the Offering Period, the Offering will be terminated and all funds received from Subscribers and held in a special non-interest bearing escrow account (the "Account") by Lighthouse, as escrow agent of the Company, in the Account at JP Morgan Chase, New York, New York (the "Bank") will be returned, without deduction or accrued interest thereon. You hereby accept such agency and agree to assist the Company in finding qualified Subscribers for the purchase of Securities. Your agency hereunder is not terminable by the Company except upon termination of the Offering.

         As part of the Placement Agents' exclusive representation of the Company with respect to the Offering, the Placement Agents shall assist the Company in identifying potential investors as the Company may designate. In addition, the Placement Agents shall assist the Company in structuring, negotiating and effecting the Offering. The Company agrees that, during the course of the engagement hereunder, neither it, nor any of its management, nor any of its affiliates, shall initiate any discussions with third parties with respect to the Offering and to the extent any of such persons receives an inquiry from any third parties concerning the Offering or any other financing related to the Company, they will promptly identify to the Placement Agents the name of such person and the date of such initial contact. Placement Agents may enter into selling agreements with other broker-dealers. Placement Agents will be solely responsible for compensating any selling group members and the Company shall have no liability for any additional compensation to any selling group member who participates in the Offering; provided, however, the exclusive appointment of the Co-Placement Agents shall not apply to McMahan Securities ("McMahan") if McMahan does not become a party to this Agreement or enter into a selling agreement with the Placement Agents. In addition, the exclusive appointment shall not apply to those firms identified on Schedule 1A.

         Notwithstanding anything to the contrary contained in this Agreement, the Managing Agent shall have the exclusive authority to represent the Placement Agents and act on their behalf with respect to the exercise of all rights of the Placement Agents under this Agreement, including, but not limited to, (i) the waiver of any breach of the terms of this Agreement by the Company, (ii) the giving or receiving of any and all notices, (iii) the receipt of any and all payments of cash or stock compensation and the reimbursement of expenses, which in all cases shall be paid or issued in the name of the Managing Agent, and (iv) the exercise of any and all other rights of the Placement Agents hereunder, including, but not limited to, the rights of first refusal in Section 5(d)(ii), the transactional fee in Section 5(d)(iii) and the appointment of the board representative in Section 5(f). Nothing in the foregoing sentence shall modify or affect the liability of any Placement Agents for the representations, warranties or agreements made by the Placement Agent in this Agreement.

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants as follows:

                  (a) The Company has reviewed the Offering Documents and will review the documents to be used in connection with the Series A convertible redeemable preferred shares (the "Preferred Shares") and the five year redeemable warrants (the "Warrants") (collectively, the "Units" or the "Securities"). The Offering Documents conform, and the Units, the Preferred Shares, and the Warrants will conform, with applicable requirements of the Securities Act of 1933, as amended (the "Act"), and the Rules and Regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, including Rule 506 of Regulation D. The Placement Agents may sell the Units to an unlimited number of "Accredited" investors as such term is defined in Regulation D. The Offering Documents are either in compliance, or will be supplemented to be in compliance, with any applicable securities laws. The Company will give the Placement Agents immediate notice of any supplement or amendment of the Offering Documents.

                  (b) The Offering Documents do not as of the date of such documents and will not as of each Closing Date (as later defined herein), contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (c) Neither the Commission nor any state securities agency has issued any order preventing, or suspending, the use of the Offering Documents or the sale of the Units.

                  (d) Subsequent to the date as of which information is given in the Offering Documents with respect to each Closing Date, there has not been:

                           (i) except as provided in this Agreement, any
material change in the capital stock (other than securities issued pursuant to the Offering) or long-term debt (including any capitalized lease obligation), or material increase in the short-term debt of the Company;

                           (ii) except as provided in this Agreement, any
issuance of options, warrants, convertible securities or other rights to purchase the capital stock of the Company;

                           (iii) any material adverse change, or any development
involving a material adverse change, in or affecting the business, business prospects, properties, management, financial position, stockholders' equity, results of operations or general condition of the Company;

                           (iv) any material transaction entered into by the
Company;

                           (v) any material obligation, direct or contingent,
incurred by the Company, except obligations incurred in the ordinary course of business that, in the aggregate, are not material; or

                           (vi) any dividend or distribution of any kind
declared, paid or made on the Company's capital stock.

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                  (e) The Company has no subsidiaries, and is not affiliated with any other company or business entity, except as explicitly stated in the Offering Documents.

                  (f) The Company is not in violation of its organizational documents, as currently in effect. The Company is not in default in the performance or observance of any obligation, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any contract, indenture, mortgage, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which the Company or its properties are bound, which, individually or in the aggregate, could have a material adverse effect on the Company. The Company is not in violation of any law, order, rule, regulation, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign.

                  (g) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Offering Documents. The Company is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which the ownership or lease of its properties, or the conduct of its business, requires such qualification and in which the failure to be qualified or in good standing would have a material adverse effect on the business of the Company. The Company has all necessary and material authorizations, approvals and orders of and from all governmental regulatory officials and bodies to own its properties and to conduct its business as described in the Offering Documents, and is conducting its business in substantial compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business. Except as described in the Offering Documents, the Company holds all material licenses, certificates and permits from state, federal and other regulatory authorities, including, but not limited to, its gaming license from the Nevada Gaming Commission, necessary for the conduct of its business as described in the Offering Documents, or has obtained waivers from any such applicable requirements from the appropriate state, federal or other regulatory authority.

                  (h) The Company has full requisite power and authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement on the part of the Company, enforceable in accordance with its terms, except as enforceability may be limited by the application of bankruptcy, insolvency, moratorium or similar laws affecting the rights of creditors generally and by judicial limitations on the right of specific performance, and except as the enforceability of the indemnification or contribution provisions hereof may be affected by applicable federal or state securities laws. The performance of this Agreement and the consummation of the transactions herein contemplated will not result in a material breach or violation of any of the terms and provisions of, or constitute a material default under:

                           (i) Any bond, debenture, note, contract, lease,
license, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party, or by which it,or any of its property, is bound;

                           (ii) The Company's Certificate of Incorporation, as
amended, Bylaws and other governing documents; or

                           (iii) Any law, order, rule, regulation, writ,
injunction or decree of any government, governmental agency or court having jurisdiction over the Company or any of its properties; and no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except, as may be required under the Act or state securities or Blue Sky laws in connection with the sale of the Securities by the Company.

                  (i) There are no actions, suits, or proceedings pending before any court or before any governmental agency, authority, or body to which the Company is a party or of which the business or property of the Company is the subject which might result in any material adverse change in the condition (financial or otherwise), business or prospects of the Company, materially and adversely affect its properties or assets or prevent consummation of the transactions contemplated by this Agreement and, to the best of the Company's knowledge, no such actions, suits, or proceedings are threatened.

                  (j) The Units conform in substance to all statements relating thereto contained in the Offering Documents. The Company will, as of each Closing Date as it relates to the Offering Documents, have the duly authorized and outstanding capitalization as set forth in the Offering Documents. At each Closing, the Securities to be sold by the Company hereunder will have been duly authorized and, when issued and delivered pursuant to this Agreement and the subscription agreements to be entered into between the Company and purchasers of the Securities (the "Subscription Agreements"), will constitute valid and binding obligations of the Company in accordance with their terms, except as enforceability may be limited by the application of bankruptcy, insolvency, moratorium or similar laws affecting the rights of creditors generally and by judicial limitations on the right of specific performance. The Warrant Shares and the shares underlying the Preferred Shares have been duly authorized and reserved for issuance, and when issued upon such exercise will be validly issued, fully paid and nonassessable. No preemptive rights or similar rights of any security holders of the Company exist with respect to the issuance and sale of the Securities by the Company. Except as disclosed in the Offering Documents or disclosed in writing to the Placement Agents, the Company has no agreement with any security holder which gives such security holder the right to require the Company to register under the Act any securities of any nature owned or held by such person. Upon payment for and delivery of the Securities to be sold by the Company pursuant to this Agreement and the Subscription Agreements, the investors will acquire good and marketable title to such Securities, free and clear of all liens, encumbrances or claims, except for restrictions under applicable federal and state securities laws.

                  (k) The Placement Agents' Warrants, as defined in Section 4, when issued and delivered, will constitute a valid and binding obligation of the Company enforceable in accordance with its terms. Upon payment for and delivery of the Placement Agents' Warrant Shares, as defined in Section 4, pursuant to the Placement Agents' Warrant, the Placement Agents will acquire good and marketable title to the Placement Agents' Warrant Shares, free and clear of all liens, encumbrances or claims, except for restrictions under applicable federal and state securities laws. The certificates evidencing the Shares will comply as to form with all applicable provisions of applicable law. A sufficient number of shares of Common Stock have been reserved for issuance by the Company upon exercise of the Placement Agents' Warrants.

                  (l) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except as may be required under the Act or Blue Sky Laws in connection with the sale of the Securities by the Company.

                  (m) The financial statements of the Company, together with the related notes, forming part of the Offering Documents, will fairly present the financial position and the results of operations of the Company at the respective dates and for the respective periods to which they apply. All financial statements included in the Offering Documents will be prepared in accordance with generally accepted accounting principles ("GAAP"), consistently applied throughout the periods involved, except as may be otherwise stated therein and except as the financial statements for the interim periods are subject to year-end adjustments.

                  (n) Except as is otherwise disclosed in the Offering Documents, the Company has good and marketable title to all of the property, real and personal, described in the Offering Documents as being owned by the Company, free and clear of all liens, encumbrances, equities, charges or claims, except as do not materially interfere with the uses made and to be made by the Company of such property. Except as is otherwise disclosed in the Offering Documents, the Company has valid and binding leases to the real and/or personal property described in the Offering Documents as being under lease to the Company.

                  (o) The Company has filed all necessary federal and state income and franchise tax returns and paid all taxes shown as due thereon. The Company has no knowledge of any tax deficiency which might be asserted against it which would materially and adversely affect the Company's business or properties.

                  (p) Except as disclosed in the Offering Documents:

                           (i) the Company owns or possesses the rights to use
all patents, copyrights, trademarks, trade secrets and proprietary rights or information described in the Offering Documents as being reasonably necessary for the conduct of its present or intended business and has not received any notice of conflict with asserted rights of others;

                           (ii) there are no pending legal, governmental or
administrative proceedings relating to patents, copyrights, trademarks or proprietary rights or information, to which the Company is a party or of which any property of the Company is subject and no such proceedings are, to the Company's knowledge, threatened or contemplated against the Company by any governmental agency or authority or others;\

                           (iii) to the Company's knowledge the Company is not
using any confidential information or trade secrets of any third party without the consent of such third party;

                           (iv) to the Company's knowledge the Company does not
infringe upon the right or claimed right of any person under, or with respect to, any of the intangible rights listed above; and

                           (v) the Company is not obligated or under any
liability whatsoever to make any material payments by way of royalties, fees or otherwise to any owner of, licensor of or other claimant to, any patent, trademark, trade name, copyright or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise.

                  (q) Except as disclosed in the Offering Documents, no person is entitled, directly or indirectly, to compensation from the Company or the Placement Agents for services as a finder in connection with the transactions contemplated by this Agreement.

                  (r) Subject to the Placement Agents' compliance with their representations and warranties in Section 3, the Company will conduct the Offering in compliance with the requirements of Regulation D promulgated under the Act. The Company is not disqualified from claiming exemption under Regulation D by Rule 505(b)(2)(iii) of Regulation D and meets the other requirements to claim exemption under Regulation D.

                  (s) No labor disturbance by the employees of the Company exists or, to the Company's knowledge, is imminent which could reasonably be expected to have a material adverse effect on the conduct of the business, operations, financial condition or income of the Company.

                  (t) The Company has no defined benefit pension plan or other plan promulgated pursuant to, or which is intended to comply with the provisions of, the Employee Retirement Income Security Act of 1974, except as disclosed in the Offering Documents.

                  (u) The Company has not sold any securities in violation of the Act or any state securities laws.

                  (v) The Company maintains insurance, which is in full force and effect, of the types and in the amounts adequate for its business and in line with the insurance maintained by similar companies and businesses.

                  (w) The Company intends to apply the proceeds from the sale of the Securities for the purposes and substantially in the manner set forth in the Offering Documents.

         3. REPRESENTATIONS AND WARRANTIES OF THE PLACEMENT AGENTS.

Each of the Placement Agents represents that:

                  (a) It is duly organized, validly existing and in good standing under the laws of its respective jurisdiction with all requisite corporate power to carry on its business as currently being conducted.

                  (b) It is, and any subagents will be, licensed as broker-dealers, authorized to conduct offerings of the sort contemplated hereby by the Commission and the blue sky authorities of each other state in which the Company and Placement Agents have agreed to offer the Securities. It and subagents are members in good standing of the National Association of Securities Dealers, Inc. To the Placement Agents' knowledge, no proceedings are pending or threatened to revoke or limit any such status of either Placement Agent.

                  (c) This Agreement has been duly authorized and executed by the Placement Agents and is a legal, valid and binding agreement of the Placement Agents.

                  (d) The Placement Agents will:

                           (i) not offer, offer for sale or sell the Securities
by means of any form of general solicitation or general advertising as described under Rule 502(c) of Regulation D;

                           (ii) provide each of its offerees of Securities a
copy of the Offering Documents at all times prior to the termination of the Offering;

                           (iii) comply with the provisions of the Act and the
Rules and Regulations and the 1934 Act and the rules promulgated thereunder, including but not limited Rules 10b-9 and 15c2-4 under the 1934 Act and Rule 506 of the Rules and Regulations, in the offer and sale of the Securities;

                           (iv) not utilize any sales materials other than the
Offering Documents or make any statements concerning the Company other than information contained in the Offering Documents unless prior written approval is obtained from, and a copy of the materials to be used is provided to, the Company and its legal counsel; and

                           (v) use its best efforts to provide that any
subagents will comply with the provisions of (i) - (iv) above.

         4. CLOSING: PLACEMENT AND FEES.

                  (a) CLOSING. The Closing of the Financing shall take place at the offices of either of the Placement Agents at a time and date agreed upon between the Placement Agents and the Company upon the receipt of Subscription Agreements and related documents in form and substance satisfactory to the Company and the Placement Agents which are equal to or are in excess of the Minimum Amount. At the Closing, payment for the Securities shall be made against delivery of certificates representing the Securities sold.

                  (b) PROCEDURES AT CLOSING. At the Closing:

                           (i) The Placement Agents on behalf of themselves and
the Subscribers shall receive the opinion of Preston Gates & Ellis LLP ("Company Counsel"), dated the Closing date, to the effect that:

                                    (A) the Company and each of its Subsidiaries
is duly organized and validly existing and in good standing under the laws of its incorporation, has all requisite power and authority necessary to own or hold its properties and conduct its business as described in the Ancillary Documents and is duly qualified as a corporation for the transaction of business and is in good standing in each jurisdiction where the failure to be so qualified might have a material and adverse impact upon the Company or upon any of its Subsidiaries;

                                    (B) the Company has full right, power and
authority to enter into this Agreement and to perform all of its obligations hereunder or contemplated hereby or by any of the Ancillary Documents; the Company has full right, power and authority to issue, sell and deliver the Securities; this Agreement and the Ancillary Documents have been duly authorized, executed and delivered by the Company and are valid and legally binding obligations of the Company, each enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors rights generally;

                                    (C) the authorized capital stock of the
Company as of the Closing (not giving effect to the transactions contemplated by this Agreement) consists of the capital stock described in the Offering Documents and that to the best of Company Counsel's knowledge, there are no outstanding warrants, options, agreements, convertible securities, preemptive rights or other commitments pursuant to which the Company is, or may become, obligated to issue any shares of its Common Stock or any other capital stock or other securities of the Company; all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid an nonassessable;

                                    (D) to Company Counsel's knowledge, the
Offering Documents (except as to the financial statements and other financial information set forth in the Offering Documents or incorporated by reference therein, as to which no opinion is expressed) and any amendment or supplement thereto prior to the termination of the Offering, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                                    (E) to the best of Company Counsel's
knowledge, the Company has complied with the requirements of the Securities Act and Regulation D promulgated thereunder and with the requirements of all other published rules and regulations of the Commission currently in effect relating to "private offerings" and/or "accredited investors" of the type made by the Company and the issuance and sale of the Securities is exempt from registration under the Securities Act;

                                    (F) neither the execution and delivery of
this Agreement, nor compliance with the terms hereof, nor the consummation of the transactions herein contemplated, has, nor will, conflict with, result in a breach of, or constitute a default under the Charter or By-laws of the Company or of any of its Subsidiaries, or, to Company Counsel's knowledge, any material contract, instrument or document to which the Company or any of its Subsidiaries is a party, or by which any of its properties is bound;

                                    (G) no approval or consent of any court,
board or governmental agency, instrumentality or authority of the United States or of any state having jurisdiction or authority over the Company or its Subsidiaries not duly obtained is required for the valid authorization,m issuance, sale and delivery of the Securities (or the Reserve Shares) and the components thereof, other than that required under the United States state "blue sky" laws;

                                    (H) to the best of Company Counsel's
knowledge, there are no claims, actions, suits, investigations or proceedings before or by any arbitrator, court, governmental authority or instrumentality pending or, to Company Counsel's knowledge, threatened against or affecting the Company or of any of its Subsidiaries or involving the Company's or any of its Subsidiaries' properties which might adversely affect the business, properties or financial condition of the Company or any of its Subsidiaries, or which might adversely affect the transactions or other acts contemplated by this Agreement of the validity or enforceability of this Agreement, except as set forth in or contemplated by the Offering Documents; and

                                    (I) the Company is subject to the reporting
requirements of the Securities Exchange Act of 1934, and to the best of Company Counsel's knowledge, has timely filed all reports required to be filed with the Securities and Exchange Commission, and will be in compliance with such filing requirements as of the Closing Date.

                                    For purposes of the opinion of Company
Counsel, the phrase "to Company Counsel's knowledge" shall mean actual knowledge with duty of inquiry limited to interviewing the Company's chief executive officer and director, Bruce Merati, and the phrase "to the best of Company Counsel's knowledge" shall mean actual knowledge after having conducted an inquiry customary for purposes of providing opinions of such nature.

                           (ii) At the Closing, the Placement Agents will have
received a signed letter from the Company's auditors, confirming that such firm is an independent public accountant within the meaning of the Securities Act and stating that: (i) insofar as reported on by such firm, in their opinion, the financial statements of the Company included in the Offering Documents (including, without limitation, the Financial Statements) comply as to form in all material respects with the applicable accounting requirements of the Securities Act; (ii) on the basis of procedures and inquiries (not constituting an examination in accordance with generally accepted auditing standards) consisting of a reading of the last available financial statements of the Company, inquiries of officers of the Company responsible for financial and accounting matters as to the transactions and events subsequent to the Balance Sheet Date, and a reading of the minutes of meetings of the shareholders, the board of Directors of the Company and any committees of the Board of Directors, as set forth in the minute books of the Company, nothing has come to their attention which, in their judgment, would indicate that (A) during the period from the Balance Sheet Date to a specified date not more than five (5) business days prior to the date of such letter, there have been any material decreases in net current assets or net assets or any change in the capitalization or long-term debt of the Company or of any of its Subsidiaries, except in all cases as set forth in or contemplated by the Offering Documents; and (B) the unaudited interim financial statements of the Company, if any, appearing in the Offering Documents, are not presented in conformity with Generally Accepted Accounting Principles and Practices on a basis substantially consistent with the audited financial statements included in the Offering Documents; and (iii) they have compared specific dollar amounts, numbers of shares, numerical data, percentages of revenues and earnings, and other financial information pertaining to the Company set forth in the Offering Documents (with respect to all dollar amounts, numbers of shares, percentages and other financial information contained in the Offering Documents, to the extent that such amounts, numbers, percentages and information may be derived from the general accounting records of the Company, and excluding any questions requiring an interpretation by legal counsel) with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter, and found them to be in agreement.

                           (iii) Counsel for the Placement Agents and Company
Counsel shall receive certificates from the Company, signed by the President or Vice President thereof, certifying (A) that the representations and warranties contained in Section 2 hereof are true and accurate at the Initial Closing with the same effect as though expressly made at the Initial Closing; and (B) that attached hereto is (1) a true and correct copy of resolutions adopted by the Company's Board of Directors authorizing (i) the execution, delivery and performance of this Agreement and the Ancillary Documents, and (ii) the issuance of the Securities and the VirtGame Warrants and certifying that such resolutions have not been modified, rescinded or amended and are in full force and effect; and (2) a true and correct copy of a resolution adopted by the Company's Board of Directors and by each of the Company's Subsidiaries, authorizing the execution, delivery and performance of each document to which it is party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect.

                           (iv) There shall be delivered on behalf of each
Subscriber one copy of the Subscription Agreement signed by each Subscriber and one copy of the Certification signed by each Subscriber.

                           (v) The Placement Agents shall have received
certificates of good standing of the Company, dated as of a recent date, from the Secretary of State of the jurisdiction of its incorporation and certificates of good standing of each of the Company's Subsidiaries, dated as of a recent date, by the Secretary of State of the jurisdictions of incorporation of the Subsidiaries.

                           (vi) At the Closing, the Placement Agents shall
instruct the Bank to pay to the Company out of the funds on deposit in the Account, as such funds are received from Subscribers whose Subscriptions have been accepted.

                  (c) BLUE SKY. Where appropriate, counsel for the Placement Agents shall prepare a summary blue sky survey stating the extent to which and the conditions upon which offers and sales of the Securities may be made in certain jurisdictions. Blue Sky applications shall be made in such states and jurisdictions as shall be requested by the Placement Agents. It is understood that such survey may be based on or rely upon (i) the representations of each Subscriber set forth in the Subscription Agreement delivered by such Subscriber;
(ii) the representations, warranties and agreements of the Company and of its Subsidiaries set forth herein; (iii) the representations and warranties of the Placement Agents set forth herein; and (iv) the representations of the Company and its Subsidiaries set forth in the certificate to be delivered at the Closing pursuant to paragraph 4(b)(iii) hereof.

                  (d) PLACEMENT FEE AND EXPENSES.

                           (i) At the Closing, the Company shall pay to the
Placement Agents a commission equal to eight percent (8%) of the aggregate proceeds derived from the Financing. In addition, the Company shall pay the Placement Agents a non-accountable and non-refundable expense allowance, equal to Sixty-Five Thousand Dollars ($65,000) of the aggregate proceeds to be derived from the Financing, Fifty Thousand Dollars ($50,000) of which is payable to Lighthouse, with Thirty Thousand Dollars ($30,000) payable to Lighthouse upon the execution hereof and the balance of Fifteen Thousand Dollars ($15,000) to Keane, and Twenty Thousand Dollars ($20,000) to Lighthouse upon the first Closing.

                           (ii) The Company has granted to Lighthouse (and to
Keane if the Minimum Offering is raised) a right of first refusal to underwrite or place any future public sales or private sales of debt or equity securities whatsoever of the Company or of any Subsidiary or successor thereof, (excluding sales to employees of the Company or of its Subsidiaries or successors), or any such sale by any of the principal shareholders of the Company, or of its Subsidiaries and successors, for a period commencing on March 1, 2003 and expiring on March 1, 2006. If any such proposed financing is offered to the Placement Agents as aforesaid, the Placement Agents shall have 30 days in which to determine whether or not to accept such offer and, if the Placement Agents decline the offer, the right of first refusal shall be forfeited by the Placement Agents, but only if such a financing is consummated with another underwriter or placement agent upon the same terms and conditions as those offered to the Placement Agents, and such financing is consummated within six
(6) months after the end of the 30 day period referred to above. If after a declination by the Placement Agents the aforesaid conditions are not satisfied, then the right of first refusal to the Placement Agents shall be reinstated.

                           (iii) The Company shall pay the Placement Agents a
transaction fee consisting of (i) three percent (3%) of all consideration paid or payable and (ii) if mutually agreed upon by the parties, an equity participation in the surviving entity, in the event that the Company or any of its Subsidiaries is party to any merger, acquisition, joint venture or other transaction or series of transactions during the eighteen (18) months from the Closing of the Offering; provided, however, such fee shall be five percent (5%) if the gross proceeds raised in this Offering are at least two million seven hundred and fifty thousand seven hundred and fifty thousand dollars ($2,750,000).

                  (e) ISSUANCE OF VIRTGAME WARRANTS. Simultaneously with the Closing as provided in paragraph 4(a) above, the Company shall issue to the Placement Agents or their designee(s), non-redeemable warrants exercisable for five (5) years to purchase ten percent (10%) of the number of Units sold at 120% of the per Unit price paid by Subscribers.

                  (f) PLACEMENT AGENTS' DECISION NOT TO PROCEED, ETC. If the Placement Agents decide not to proceed with the Offering because of a breach by the Company or by its Subsidiaries of its/their representations, warranties, or covenants in this Agreement, or as a result of adverse changes in the affairs of the Company or of its Subsidiaries, the Company shall be obligated to pay the Placement Agents Sixty-Five Thousand Dollars ($65,000) reimbursement for expenses, including attorneys' fees.

         5. COVENANTS OF THE COMPANY.

                  (a) AMENDMENTS AND SUPPLEMENTS. The Company covenants and agrees that, until the Offering contemplated by the Offering Documents has been completed or terminated, if there shall occur any event relating to or affecting, among other things, the Company, any of its Subsidiaries, or the proposed operations of the Company or any of its Subsidiaries as described in the Offering Documents, as a result of which it is necessary, in the opinion of the Placement Agents and their counsel or Company Counsel, to amend or supplement the Offering Documents in order that the Offering Documents will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company shall immediately prepare and furnish to the Placement Agents a reasonable number of copies of an appropriate amendment of or supplement to the Offering Documents, in form and substance satisfactory to the Placement Agents and their counsel.

                  (b) USE OF PROCEEDS. The net proceeds of the Offering of the Securities will be used by the Company, as more fully described in the Offering Documents, for the purposes to be set forth in the Offering Documents.

                  (c) EXPENSES OF OFFERING. The Company shall be responsible for, and shall bear all expenses directly and necessarily incurred in connection with the proposed financing, including, but not limited to, the Offering Documents, this Agreement, the Share certificates, blue sky fees, filing fees and the fees and disbursements of the Company's Counsel and the other fees and expenses set forth above; provided, however, the Company shall not be responsible for the fees of the Placement Agents, including the Placement Agents' legal fees (other than reasonable blue sky legal and filing fees) or travel expenses.

                  (d) RESERVATION OF COMMON STOCK. The Company will reserve and keep available the maximum number of its authorized but unissued Reserved Shares which are issuable upon exercise of the Warrants, the Placement Agents' warrants, and the conversion of the Preferred Shares.

                  (e) EARLY TERMINATION BY THE COMPANY. Anything contained herein to the contrary notwithstanding, in the event that, following the date of this Agreement until the termination of the Offering Period, the Company desires to terminate this Agreement for any reason (which for purposes of this Agreement shall include, but not be limited to, the Placement Agents being ready, willing and able to go forward with the transactions contemplated hereunder, but the Company being unwilling to proceed for any reason), the Placement Agents have the right, but not the obligation, to agree to such early termination upon the payment by the Company to the Placement Agents of a sum equal to three percent (3%) of the total gross proceeds of the Minimum Offering had such Offering been completed.

                  (f) PLACEMENT AGENTS' BOARD REPRESENTATIVE. Subject to the occurrence of the Minimum Offering, the Placement Agents and their successors shall have the right to designate one nominee for election, at their option but subject to the approval of the Company's Board of Directors, which shall not be unreasonably withheld, either as a member of or non-voting advisor to the Board of Directors of the Company, and the Company will use its best efforts to cause such nominee to be elected and continued in office as a director of the Company or as such advisor so long as at least twenty-five percent (25%) of the Preferred Shares sold in the Offering are outstanding; provided, however, the right of Placement Agents to appoint a member to the Company's Board of Directors shall be subject to the Company having approved or caused to be elected a second member to the Company's Board of Directors and such person shall be required to have been approved by the Nevada Gaming Commission and the designee's execution of and compliance with, a reasonable nondisclosure agreement. Following the election of such nominee as a director or advisor, such person shall attend meetings of the Board and receive no more or less compensation than is paid to other non-officer directors of the Company for attendance at meetings of the Board of Directors of the Company and shall be entitled to receive reimbursement for all reasonable costs incurred in attending such meetings including, but not limited to, food, lodging and transportation. The Company agrees to provide Placement Agents' designee with a written indemnity agreement on terms and conditions at least as favorable as those provided to any other director of the Company.

                  (g) PLACEMENT AGENTS SOURCES. For a period of two (2) years from the date of this Agreement, the Placement Agents shall keep a list of the names of all their sources of potential financing ("Placement Agents Sources") for the Company, which list may be furnished to the Company and amended from time to time by the Placement Agents at their discretion. The Company agrees, in the event it directly or indirectly receives financing in any form or nature whatsoever from any Source, that it will fully compensate the Placement Agents under the terms and conditions of this Agreement to the same extent as if the Placement Agents themselves had obtained such financing from such Placement Agents Source.

                  (h) FINDER'S FEE. The Company agrees that it will pay at Closing a finder's fee to Lighthouse equal to three percent (3%) of the aggregate gross proceeds of the Financing. The Company represents and warrants to the Placement Agents that, other than the finder's fee payable to Lighthouse, it is not obligated to pay a finder's fee to anyone other than Lighthouse in connection with the introduction of the Company to the Placement Agents.

                  (i) The Company agrees to use its "best efforts" to cause its shares of Common Stock to be listed on the BBX at the earliest date such securities may be listed.

                  (j) ESCROW ARRANGEMENTS. The Placement Agents will promptly deposit funds received from Subscribers in the Account with the Bank and hold the funds in accordance with the terms of this Agreement and hold the Offering Documents for the benefit of the Subscribers and the Company. The Bank shall release funds from such Account only upon receipt of instruction executed by each of the Placement Agents and the Company. The fees incurred in opening and maintaining the Account will be borne by the Company. If the Closing does not take place before the termination of the Offering Period, the Placement Agents will instruct the Bank to return the funds to the Subscribers without any deduction or interest thereon.

         6. INDEMNIFICATION.

                  (a) The Company hereby agrees to indemnify and hold harmless the Placement Agents and each person, if any, who controls the Placement Agents within the meaning of Section 15 of the Act against any losses, claims, damages, or liabilities, joint or several, to which the Placement Agents or each such controlling person may become subject, under the Act, the Securities and Exchange Act of 1934, as amended (the "1934 Act"), the common law, or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Offering Documents or any amendment or supplement thereof, or the omission or alleged omission to state in the Offering Documents or any amendment or supplement thereof, a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; or (ii) any untrue statement or alleged untrue statement of a material fact contained in any application or other statement executed by the Company or based upon written information furnished by the Company filed in any jurisdiction in order to obtain an exemption from registration for the Securities or the sale thereof from the securities laws of such jurisdiction, or the omission or alleged omission to state in such application or statement a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company will reimburse the Placement Agents and each such controlling person for any legal or other expenses reasonably incurred by the Placement Agents or controlling person (subject to the limitation set forth in Section 6(c) hereof) in connection with investigating or defending against any such loss, claim, damage, liability, or action. The Company will not be liable in any such case to the extent that any such loss, claim, damage, or liability arise out of, or is based upon, an untrue statement, or alleged untrue statement, or omission, or alleged omission, made in reliance upon and in conformity with written information furnished to the Company by, or on behalf of, the Placement Agents specifically for use in the preparation of the Offering Documents or in any application or other statement executed by the Company or the Placement Agents filed in any jurisdiction in order to exempt the Securities or the sale thereof from registration under the securities laws of such jurisdiction. This indemnity agreement is in addition to any liability which the Company may otherwise have. For purposes of this Section 8, information furnished to the Company by or on behalf of, the Placement Agents shall be as agreed upon in writing by the parties at each Closing.

                  (b) The Placement Agents agree to indemnify and hold harmless the Company, each of its directors and each person who controls the Company within the meaning of Section 15 of the Act against any losses, claims, damages, or liabilities to which the Company or any such director, or controlling person may become subject, under the Act, the 1934 Act, the common law, or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Offering Documents or the omission or alleged omission to state in the Offering Documents or any amendment or supplement thereof, a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any application or other statement executed by the Company or by the Placement Agents and filed in any jurisdiction in order to obtain an exemption from registration for the Securities or the sale thereof from the securities laws of such jurisdiction, or the omission or alleged omission to state in such application or statement a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; in each case in (i) or (ii) above to the extent, but only the extent, that such untrue statement, or alleged untrue statement, or omission, or alleged omission, was made in reliance upon and in conformity with written information furnished to the Company by, or on behalf of, the Placement Agents specifically for use in the preparation of the Offering Documents or in any application or other statement executed by the Company or by the Placement Agents and filed in any jurisdiction. The Placement Agents will reimburse any legal or other expenses reasonably incurred by the Company or any such director or controlling person in connection with investigating or defending against any such loss, claim, damage, liability, or action. This indemnity agreement is in addition to any liability which the Placement Agents may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this
Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, notify in writing the indemnifying party of the commencement thereof. The omission so to notify the indemnifying party will not relieve it from any liability under this Section 6 as to the particular item for which indemnification is then being sought. The party claiming indemnification shall promptly notify the other party of such complaint, notice, claim, or action, and such indemnifying party shall have the right to investigate and defend any such loss, claim, damage, liability, or action. The party claiming indemnification shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such separate counsel shall be borne by the party against whom indemnification is sought. Any such indemnifying party shall not be liable to any indemnified party on account of any settlement of any claim or action effected without the consent of such indemnifying party.

                  (d) In order to provide for just and equitable contribution in any case in which the Placement Agents or the Company (or any person who controls the Placement Agents or the Company within the meaning of Section 15 of the Act) makes claim for indemnification pursuant to this Section 6 but it is judicially determined (by entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that the provisions of this Section 6 hereof provide for indemnification in such case, then, and in each such case, (i) the Company, and any persons controlling the Company and who may be liable for contribution, in the aggregate, and (ii) the Placement Agents and any person controlling the Placement Agents, shall contribute to the aggregate losses, claims, damages, or liabilities to which they may be subject (after contribution from all others) in such proportion so that the Placement Agents and its controlling persons is responsible for the portion represented by the percentage that the Placement Agents' Commission bears to the offering price, and the Company and its controlling persons, in the aggregate is responsible for the remaining portion; provided, however, that no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation and if such allocation is not permitted by applicable law then the relative fault of the Company and the Placement Agents in connection with the statements or omissions which resulted in such damages and other relative equitable considerations shall also be considered. The Company and the Placement Agents agree that it would not be just and equitable if the respective obligations of the Company and the Placement Agents to contribute pursuant to this Section 6 were to be determined by pro rata or per capita allocation of the aggregate damages or by any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 6, the Placement Agents and its controlling persons shall not be required to contribute any amount in excess of the amount by which the total price of the Securities purchased by investors from the Company pursuant to this Agreement and the Subscription Agreements exceeds the amount of any damages that the Placement Agents and its controlling persons has otherwise been required to pay by reason of such untrue statement. The foregoing contribution agreement shall in no way affect the liabilities for contribution of any persons having liability under Section 11 of the Act other than the Company, the Placement Agents and persons controlling the Company and the Placement Agents.

                  (e) Promptly after receipt by a party to this Agreement of notice of the commencement of any action, suit or proceeding, such person will, if a claim for contribution in respect thereof is to be made against another party (the "Contributing Party"), notify the Contributing Party of the commencement thereof, but the omission so to notify the Contributing Party will not relieve the Contributing Party from any liability which it may have to any party other than under this Section 6. In case any such action, suit or proceeding is brought against any party and such person notifies a Contributing Party of the commencement thereof, the Contributing Party will be entitled to participate therein with the notifying party and any other Contributing Party similarly notified.

         7. MISCELLANEOUS.

                  (a) GENERAL. The Company shall supply the Placement Agents with such financial statements, contracts and other corporate records and documents as may be requested of it. In addition, the Placement Agents shall be fully informed by the Company of any events which might have a material affect on the financial condition of the Company or any of its Subsidiaries. If, in the opinion of the Placement Agents, the condition of the Company or the condition of any of its Subsidiaries, financial or otherwise, and its/their prospects are affected in a material and/or adverse manner and do no fulfill the expectation of the Placement Agents, it shall have the sole discretion to review and determine its continued interest in the Offering.

                  (b) SURVIVAL. Any termination of the Offering without consummation thereof shall be without obligation on the part of any party except that the provisions of Sections 4(d)(ii), (iii), 4(f), and 5(c) hereof and the indemnification provisions provided in Section 6 hereof shall survive any termination and shall survive each Closing. Notwithstanding anything provided herein to the contrary, the provisions of Section 5(g) hereof shall survive the termination of the Offering Period and shall remain in full force and effect with respect to all Placement Agents Sources who invest, or commit to invest, in the Company at any time during the 24-month period commencing the day that the Offering Period terminates. Additionally, the Placement Agents shall be entitled to also retain their non-accountable and non-refundable expense allowance to the extent it has been paid prior to the date of termination.

                  (c) REPRESENTATIONS, WARRANTIES AND COVENANTS TO SURVIVE DELIVERY. The respective representations, warranties, indemnities, agreements, covenants and other statements of the Company and its Subsidiaries, and where appropriate, its/their respective principal stockholders, shall survive execution of this Agreement and delivery of the Securities and the termination of this Agreement.

                  (d) NO OTHER BENEFICIARIES. This Agreement is intended for the sole and exclusive benefit of the parties hereto and their respective successors and controlling persons, and no other person, firm or corporation shall have any third-party beneficiary or other rights hereunder.

                  (e) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the law of the State of New York. The parties hereby agree: (i) in any legal proceeding brought in connection with this Agreement or the transactions contemplated hereby, to irrevocably submit to the nonexclusive IN PERSONAM jurisdiction of (A) any state or federal court of competent jurisdiction sitting in the State of New York, County of New York; or
(B) in the event that any party is a defendant in any legal proceeding in which it seeks to join the other as a third party defendant, then, any state or federal court in which such proceeding has properly been brought, and consents to suit therein; and (ii) to waive any objection they may now or hereafter have to the venue of such proceeding in any such court or that such proceeding was brought in an inconvenient court.

                  (f) NOTICES. All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered personally, receipt acknowledged, or five (5) days after being sent by registered or certified mail, return receipt requested, postage prepaid. All notices shall be made to the parties at the addresses designated above, or at such other or different addresses which a party may subsequently provide with notice thereof, and to their respective legal counsel, as follows:

(i) If to the Placement Agents, to:

                          Lighthouse Financial Group, LLC
                          420 Lexington Avenue, Suite 360
                          New York, New York 10170
                          Attn:  Mr. Robert J. Bradley

                          - and -

                          Keane Securities Co., Inc.
                          50 Broadway
                          New York, New York 10004
                          Attn:

                          - with a copy to -

                          Stursberg & Veith
                          405 Lexington Avenue
                          Suite 4949
                          New York, New York  10174-4902
                          Attn:  C. Walter Stursberg, Jr., Esq.

                          - and -

                          Walter D. O'Hearn, Jr., Esq.
                          Keane Securities Co., Inc.
                          50 Broadway
                          New York, New York 10004

or to such other person or address as the Placement Agents shall furnish the Company in writing.

(ii) If to the Company, to:

                          VirtGame Corp.
                          6969 Corte Santa Fe
                          Suite A
                          San Diego, California 92121
                          Attn:  Mr. Bruce Merati, President and Chief Financial
                                    Officer

                          - with a copy to -

                          Preston Gates & Ellis LLP
                          4 Park Plaza, Suite 1900
                          Irvine, California 92614-8559
                          Attn:  Daniel K. Donahue, Esq.

or to such other person or address as the Company shall furnish the Placement Agents in writing.

                  (g) COUNTERPARTS. This Agreement may be signed in counterparts with the same effect as if both parties had signed one and the same instrument.

                  (h) REIMBURSEMENT. Notwithstanding the non-occurrence of a Closing, or any other condition, in no event shall the Placement Agents be responsible for any of the Company's fees, costs or expenses; however, the Company shall reimburse the Placement Agents for any out-of-pocket expenses (including, but not limited to, reasonable counsel fees and expense) which the Placement Agents may incur in connection with the enforcement of its rights hereunder.

                  (i) FORM OF SIGNATURE. The parties hereto agree to accept a facsimile transmission copy of their respective signatures as evidence of their respective actual signatures to this Agreement; ; provided, however, that each party who produces a facsimile signature agrees, by the express terms hereof, to place, immediately after transmission of his or her signature by fax, a true and correct original copy of his or her signature in overnight mail to the address of the other party.

                  (j) MODIFICATION. This Agreement (i) may only be modified by a written instrument which is executed by both parties thereto, (ii) constitutes the entire agreement between the parties, and (iii) shall be binding upon and inure to the benefit of both parties hereto and their respective successor and assignees.

                  (k) NON-CIRCUMVENTION. Each of the Company and the Placement Agents agree that no effort shall be made to circumvent the terms and conditions of this Agreement or gain a fee, commission, remuneration, consideration or benefit whatsoever. With respect to any attempt at circumvention of this Agreement, the injured party is entitled to seek any and all legal remedies, fees or compensation equal to those received or committed or agreed to be paid pursuant to the terms of this Agreement as the same are due and payable to the circumvented party under the terms of this Agreement.

                  (l) GOOD FAITH. Each of the Company and the Placement Agents understand that this Agreement is a reciprocal and mutual one and both warrant, covenant, and promise that it will act in good faith toward each other in the performance of this Agreement and in other matters.

                  (m) FURTHER SERVICES. The Placement Agents shall, if requested by the Company, testify in, and shall prepare and assist in the preparation of testimony for, any judicial or administrative proceeding in respect of the services performed by the Placement Agents hereunder. With respect thereto, the Company shall pay, in addition to the fees and expenses payable to the Placement Agents hereunder, for the time required to expend by the Placement Agents at its standard hourly rates as then in effect, together with reasonable out-of-pocket expenses, but not limited to, fees and expenses of its legal counsel.

                  (n) WAIVER OF BREACH. The waiver by either the Placement Agents or the Company of any provision of this Agreement shall not be construed as a waiver of any subsequent breach hereof.

         If you find the foregoing is in accordance with our understanding, kindly sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between us.

                                           Very truly yours,

                                           VIRTGAME CORP.


                                           By:
                                                --------------------------------
                                                Name:
                                                Title:

Placement Agents

LIGHTHOUSE FINANCIAL GROUP, LLC


By:
    --------------------------------------
    Name:
    Title:


KEANE SECURITIES CO., INC.


By:
    --------------------------------------
    Name:
    Title:

                                   SCHEDULE 1

                              TERMS AND CONDITIONS

CONVERSION:       a) "Common Stock Price Per Share" shall mean the average of the closing bid price of the Company's common stock ("Common Stock") for the ten successive trading days ending three days prior to the closing of the Offering.

                  b) Each share of the Series A convertible redeemable preferred shares (the "Preferred Shares") shall be convertible into Common Stock and each Warrant shall be exercisable at a price equal to 115% of the Common Stock Price Per Share.

                  c) The Preferred Shares shall be entitled to a liquidation preference of $1,000 per share and shall rank senior to all capital stock hereafter issued by the Company.

                  d) The Preferred Shares shall be non-redeemable for a period of two (2) years from the closing of the Financing. Thereafter, the Preferred Shares shall be redeemable, in whole and not in part, upon sixty (60) days prior written notice from and after that time when the closing bid of the Common Stock equals or exceeds 300% of the Common Stock Price Per Share (adjusted for splits, stock dividends, reorganizations, and the like) for any five (5) consecutive trading days.

                  e) RESET: If, during the period of twenty-four (24) months after the closing of the Financing, the Company raises additional capital by selling Common Stock (or securities convertible into Common Stock) to an investor or investors for a price less than the Common Stock Price Per Share (adjusted for splits, stock dividends, reorganizations, and the like) (the "New Price"), the investors in the Financing and the Placement Agents shall be entitled to a reset adjustment calculated as follows:

                           (i) The conversion price of the Preferred Shares and the exercise price of the Warrants shall be adjusted to 115% of the New Price.

                           (ii) Placement Agents' Warrants " this security shall be amended in form and content in a manner equitably consistent with the adjustment set forth above.

                  f) Prior to the closing of the Financing, there shall be not more than forty (40) million shares of Common Stock outstanding, including Common Stock underlying all existing options and Warrants.

                  g) From and after the closing of the Financing, until 75.1% of the Placement Agents has ceased to exist, the Company shall not issue or grant more than 750,000 Warrants and options in the aggregate during each successive twelve month period. Any such issued or granted Warrants and options shall have exercise prices per share not less than the higher of (i) 85% of fair market value of the Common Stock on the date of issue or grant or (ii) the Common Stock Price Per Share.


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

                  h) The Company is to extend a covenant to the investors in the Offering to prepare and file a Registration Statement with the Securities and Exchange Commission within four (4) months after the closing of the Offering to register the Common Stock underlying the Preferred Shares, the Warrants, and the Placement Agents' Warrants and, thereafter, to use its best efforts to have said Registration Statement declared effective. A delay in filing said Form beyond the aforesaid four month period shall obligate the Company to pay to each investor in the Offering a Registration Delay Rebate of five percent (5%) of the investor's investment in the Offering for each thirty (30) day period (or part thereof) of delay.

                  i) The Warrants included in the Units shall be redeemable at any time after the Closing, in whole or in part, at $.05 each upon 30 days' prior written notice when the closing bid of the Common Stock equals or exceeds 350% of the Common Stock Price Per Share (adjusted for splits, stock dividends, reorganizations, and the like) for any ten (10) consecutive trading days provided such notice is given within twenty (20) days of such ten (10) consecutive trading days.




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